COLUMBIA NEWPORT TIGER FUND
                                  (the "Fund")
                Supplement to Prospectuses dated January 1, 2005
                     Replacing Supplement dated May 24, 2005
                         Class A, B, C, T and Z Shares


Effective  September  30,  2005,  the  section  entitled  "MANAGING  THE  FUND:
PORTFOLIO MANAGERS" is revised in its entirety and replaced with the following:


PORTFOLIO MANAGERS
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Penny L. Burgess, a vice president of Columbia Management,  is a co-lead manager for the Fund and has co-managed the Fund since May, 2005. Ms. Burgess has been associated with Columbia Management or its predecessors since November, 1993.

Deborah F. Snee, a vice president of Columbia Management, is a co-lead manager for the Fund and has co-managed the Fund since May, 2005. Ms. Snee has been associated with Columbia Management or its predecessors since March, 1999.



SUP-47/90295-0905                                             September 16, 2005